SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): July 29, 1998
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                      Noise Cancellation Technologies, Inc.

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              (Exact name of Registrant as specified in Charter)


      Delaware                      0-18267                 59-2501025
(State or other juris-              (Commission             (IRS Employer
diction of incorporation            File Number)            Identification
                                                            Number)

1025 West Nursery Road, Linthicum, Maryland                 21090
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number including area code:          (410) 636-8700


                                      None
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        (Former name or former address, if changes since last report)




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Item 5.  Other Events.

      On July 29, 1998 the Company issued a press release announcing its plan to repurchase from time to time up to 10 million shares of the Company's Common Stock in the open market pursuant to Rule 10b-18 under the Securities Exchange Act of 1934 or through block trades. The full text of this press release is included herewith as Exhibit 99(a).

Item 7. Exhibits

Exhibit No.             Description                         Sequential Page
99(a)             Press Release of July 29, 1998                  5


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                                   SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NOISE CANCELLATION TECHNOLOGEIS, INC.




                              By:   /s/ CY E. HAMMOND
                                    -----------------------
                                    Cy E. Hammond
                                    Senior Vice President,
                                    Chief Financial Officer


Date: July 29, 1998